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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                             -------------------------

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                             -------------------------

                         DATE OF REPORT: SEPTEMBER 24, 1998
                         (Date of earliest event reported)


                            PHOTOGEN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in its charter)


             NEVADA                     0-23553                36-4010347
 (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
     of incorporation or                                   Identification No.)
         organization)





   7327 OAK RIDGE HIGHWAY, SUITE B
         KNOXVILLE, TENNESSEE                                       37931
(Address of principal executive offices)                         (Zip Code)

                                    (423) 769-4011
                 (Registrant's telephone number including area code)

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ITEM 5.   OTHER EVENTS.

          Photogen Technologies, Inc. announced that Daniel Tosteson, M.D., the retired dean of Harvard Medical School, joined the Photogen Scientific Advisory Council, as more fully described in the Company's Press Release dated September 24, 1998 filed as Exhibit 99 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The following exhibit is filed with this report:

99 Press release of the Company, dated September 24, 1998, announcing that Daniel Tosteson, M.D.,the retired dean of Harvard Medical School, joined the Photogen Scientific Advisory Council.


                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Photogen Technologies, Inc.



                                             By: /s/ John Smolik
                                                -----------------------------
Date:     October 2, 1998                         John Smolik, President




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                                    EXHIBIT INDEX

Exhibit
No.                 Description
----                -----------
99                  Press release of the Company, dated September 24, 1998,
                    announcing that Daniel Tosteson, M.D., the retired dean of
                    Harvard Medical School, joined the Photogen Scientific
                    Advisory Council

















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